LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
STRATEGIC
INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Strategic Income Fund primarily seeks high current income and, secondarily, capital appreciation. The Fund allocates its assets among debt securities of issuers in the U.S., established foreign economies and emerging markets.
PERFORMANCE REVIEW
The Fund's total return for the fiscal year ended October 31, 1995, was 3.06% for Class A shares (-1.84% including the maximum 4.75% sales charge). Total return for Class B shares was 2.48% (-2.26 % including the maximum effect of the 5% contingent deferred sales charge). Total return for the J.P. Morgan Global Government Bond Index(1) over the same period was 15.35%. Total return for the J.P. Morgan EMBI (Brady) Index(2) over the same period was 8.01%. The indices are not available for investment and do not include the effects of sales charges and professional management fees. For more performance information, please see page 11.
The Fund underperformed the J.P. Morgan Global Government Bond Index for several reasons. Although the Fund benefited from its position in core global bonds as these markets rallied, during the first half of the year the Fund's performance was adversely affected by its emerging markets holdings following the Mexican peso crisis. The Fund maintained an average weighting of 40% in emerging markets bonds, while the index has no investments in this asset class. Moreover, we expected the dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. However, the dollar did not recover as anticipated and the Fund suffered accordingly when the dollar weakened.
The Fund's underperformance relative to the J.P. Morgan EMBI (Brady) Index is primarily a reflection of defensive measures we implemented during the period. While at the time we believed our relatively high cash position was the

--------------
(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. Because the J.P. Morgan indices use weightings based on liquidity, we consider them a better reflection of the investment opportunities.

correct strategy to shield the Fund from volatility resulting from the Mexican devaluation, this decision prevented the Fund from benefiting from the turnaround experienced by the emerging bond markets in March. Over the last six months of the period, the Fund recovered a significant portion of its losses, and its emerging markets portion performed nearly in line with the index.

MARKET REVIEW
CORE MARKETS
In the first three months of the year, U.S. Treasuries, German Bunds (government bonds), Japanese Government Bonds (JGBs), the deutschemark, and the yen benefited from a flight to quality in the wake of the Mexican peso devaluation. April's stabilization of the U.S. dollar was accompanied by increased buying in peripheral European bond markets such as Sweden, Italy and Spain. Expectations of weaker U.S. growth prompted the Federal Reserve's July interest rate cut, the first in nearly three years, and resulted in the U.S. bond market rally, causing a reassessment of the outlook in Europe and prompting European central banks to follow suit. Following its recent advance, the U.S. bond market has stabilized, increasing the likelihood that European bond markets will outperform.

U.S. gross domestic product (GDP) growth slowed considerably from 1994's torrid pace of 4.1% to an estimated 2 1/2% to 3% for 1995, primarily as a result of the Fed's interest rate hikes initiated in February 1994. Following the July cut, in recent months, the outlook for inflation has improved slightly and GDP growth remains moderate, leaving room for possible further cuts. With this favorable economic backdrop, U.S. long bond yields fell from around 8% a year ago to under 6.5% at the end of October.

In Germany, inflation continued to subside over last year and GDP growth was weak (estimated 2.3% for 1995). This environment, in conjunction with a strong currency, allowed the Bundesbank to lower short-term interest rates. We believe the prospect of further slow growth, combined with weak consumption, leaves interest rates room to fall.

Plagued by weak growth, a strong yen, banking problems and falling prices, Japan, also, cut interest rates; it exhibited the weakest growth of the G-6 countries (the U.S., UK, Germany, France, Italy, Japan). This year's GDP growth is expected to equal 1994's, a mere 0.5%, while inflation is forecasted to be negative, at -0.1%. Given the environment of falling prices, it is not surprising that the

Japanese bond market has been the best-performing market this year and one of the best-performing markets since 1990.

Increased buying in bonds of peripheral economies was primarily driven by a stabilizing U.S. dollar. Their currencies generally move in line with the U.S. dollar against the DM and the yen. Interest rates of these countries tend to be driven by their currencies as a reflection of their past records of monetary and fiscal shortcomings. Moreover, some of these countries tightened their economic policies aggressively in late 1994, which is beginning to have an effect on growth and on their currencies. We've already seen the Swedish krona strengthen significantly versus the DM.

EMERGING MARKETS
The December 20, 1994 Mexican peso devaluation called into question the credibility of the Mexican authorities and their willingness to face serious imbalances, such as a ballooning external trade deficit, without resorting to inflationary measures. Because Mexico had become the benchmark of emerging markets, the credibility issue spilled over into all other emerging stock and bond markets.

Less than six months into the crisis, volatility abated. By the end of October, the bond market showed resilience by recovering substantially all of the losses suffered from the Mexican devaluation. To be sure, some remnants of the crisis remain, including recessions in Mexico and Argentina. However, there is also increased awareness of the commitment of these economies to continue to implement sound policies despite recent adversities. In fact, Mexico has returned to a current account surplus, foreign reserves have grown to US$15 billion and it has secured access to an additional US$10 billion of reserve funding, leading us to question whether the peso isn't undervalued.

PORTFOLIO STRATEGY
At the end of October, our holdings stood at approximately 40% invested in 15 emerging bond markets and 60% in established bond markets. While these holdings are subject to change, we expect this allocation to remain relatively stable over the medium term.

In the core markets, the Fund currently holds long maturity bonds. Real yields throughout the OECD remain high, ranging from around 4.5% in Germany and Japan to 8% in Sweden. While the U.S. remains the key market, a sizable portion of the Fund's assets are invested in the developed European bond markets. Within Europe, we are more overweighted in Italy, France and Sweden.

We reduced our allocation to emerging markets during the first several months following the Mexican crisis and moved the portfolio's assets into more liquid instruments. Within Mexico, in anticipation of a possible further devaluation, we reallocated assets into dollar-denominated, short-term treasury bills (tesobonos) from peso-denominated cetes. We also aggressively diversified geographically and, in particular, increased our position in eastern Europe. Over the last nine months, the move proved to be correct as the Fund was able to capture gains in eastern Europe from a tightening spread to U.S. treasuries, from 1,050 to 770 basis points (100 basis points, or bp, equal one percentage point).

Since the beginning of October, we have begun to reallocate more credit risk from eastern Europe back into Latin America. We feel the bearish tone that has predominated in Latin America is now reflected in the spread, which has increased from roughly 830 bp before the Mexican devaluation in December 1994 to 1,300 bp at the end of October. Within Latin America, we have moved into more aggressive, non-collateralized instruments as these countries have proven their willingness and ability to implement decisive economic reforms. Additionally, we've moved back into cetes out of tesobonos based on the attractive real interest rates and our belief that we are unlikely to see a further substantial drop in the peso from its already weak position.

In the wake of the volatility caused by the Mexican devaluation, we have maintained a small allocation to Asian emerging markets, where bonds have historically provided stable, although relatively low, returns.

OUTLOOK
Over the coming years, we expect returns from European bonds will be superior to those of the U.S. The economies of continental Europe are still lagging the U.S., and it appears unlikely export-led growth, a significant feature in Europe, will fuel inflation. The presence of spare capacity is one reason; the inability of producers to pass higher prices on to consumers is another. Moreover, the likelihood of higher tax rates suggests that a European consumption boom is improbable. Consistent with our bullish outlook, the maturity and duration of our developed markets' bonds are longer than that of the J.P. Morgan Global Government Bond Index (longer maturity bonds are more sensitive to interest rate movements).

On balance, as core European economic factors and government policy suggest declining yields in these markets, we foresee an investor shift to the peripheral markets in search of higher yields. Overall, peripheral markets respond favorably to greater investor confidence and a strong dollar. In particular, as inflation fundamentals continue to improve across Italy and Sweden, and if their governments continue down the path of monetary reform and fiscal restraint, we believe their bond markets may do well.

While there is no question that emerging markets have been volatile and economic activity may be lower than expected a year ago, we believe emerging economies continue to provide considerable value and good growth potential in light of the easing global interest rate environment. The Mexican crisis actually contributed to adjusting the overvalued currencies that existed in some emerging economies, and reinforced the need for vigilant policy on growth and inflation.

This has resulted in improving fundamental conditions and a generally positive outlook in our three largest emerging markets' holdings. We believe bonds appear attractive in Argentina at a time of recession, and Brazil and Mexico offer good value.

GARY KREPS               SIMON NOCERA
CHIEF INVESTMENT         PORTFOLIO MANAGER
OFFICER                  SAN FRANCISCO
GLOBAL FIXED INCOME      NIKOS PAPPAYLIOU
INVESTMENTS              PORTFOLIO MANAGER
SAN FRANCISCO            SAN FRANCISCO

                                                      DECEMBER 5, 1995

G.T. GLOBAL STRATEGIC INCOME FUND

KEY MARKETS*

CORE MARKETS
U.S.
The U.S. economy has been growing steadily while enjoying low and stable inflation. Although growth has been weak in the last few months, there are no signs of a serious slowdown. Even if growth continues to slow, the Federal Reserve has plenty of room to ease rates because inflation is very low and there is virtually no inflationary pressure in the economy. There has been no significant increase in consumer prices this year, despite the strong economic growth of last year. Core inflation has stayed around 3% for several months now. Wages are under control and the industrial capacity utilization rate (one measure of economic overheating) has been falling since the beginning of the year.

The economic environment is favorable for the bond market but at the current level of yields, we believe the market is already pricing in most of the good news. Two-year bond yields are below the Federal funds rate (the overnight lending rate among banks), indicating that the market is expecting the Fed to lower rates. Real yields (the difference between market yields and inflation) are low compared to the range they have traded in over the past few years. Value is not as attractive as it was at the end of 1994, when real yields were at their highs.

In the short term, the market could be vulnerable to any sign of a pickup in growth, but we believe the underlying trend to lower inflation will keep the overall downtrend in bond yields in place.

AUSTRALIA/CANADA
The economic cycles of Australia and Canada are very closely tied to the U.S., and their interest rates have tended to move generally in line with U.S. rates. In 1994, both central banks followed the Federal Reserve's lead to raise rates, but the Reserve Bank of Australia acted after the Bank of Canada. As a result, economic growth in Australia has remained much stronger over the last few months than in the U.S. or Canada. Consequently, Australian inflation is still rising, while inflation in Canada has stabilized at approximately 2.5%. Over the first 10 months of 1995, both bond markets have followed the U.S. but, in our opinion, there is a risk that Australian bonds could underperform unless that economy slows. However, bond yields in Australia are one percentage point higher than in Canada, so there is some relative value in the Australian market.

--------------
* The Fund may or may not continue to hold securities from these countries.

Both economies have deficit problems. Canada has a large budget deficit (around 4% of GDP) and Australia has a large current account deficit (nearly 5% of GDP). These situations are slowly improving. The deficit problems, combined with volatile inflation histories, mean that bond yields in both markets trade at a pre-mium to the U.S. We believe that over the short term both markets are unlikely to outperform the U.S., but have the potential to do so over the longer run.

JAPAN
Japan is experiencing unique economic conditions of weak growth and negative inflation. This environment, combined with a very strong yen earlier in the year, has forced the Bank of Japan to cut interest rates to below 0.5%, which has held bond yields down to 3%. Over the next few months, we expect that deflation and low short-term interest rates will probably result in yields staying low.

However, government efforts to reflate the economy by loosening monetary policy and running a large budget deficit will, in our opinion, mean deteriorating long-term fundamentals for Japanese bonds. After several years of strong performance relative to other major markets, the Japanese bond market could soon start to underperform.

CORE EUROPEAN MARKETS: GERMANY, FRANCE, HOLLAND, BELGIUM, DENMARK
German economics continue to guide core European markets, with the notable exception of France. Because the economies of France, Holland, Belgium and Denmark are closely integrated with the German economy and their currencies are tied to the German DM, their interest rates generally follow those in Germany.

The German economy continues to grow, although the rate of growth has slowed. Personal consumption, which is a large component of the economy, has been weak for almost three years and inflation continues to trend down. Since the beginning of 1994, the German mark has been strong against the U.S. dollar and on a trade-weighted basis. For these reasons, the Bundesbank has continued to lower short-term interest rates. The combination of falling short rates and declining U.S. bond yields has underpinned the German bond market.

With no signs of any significant increase in growth, the Bundesbank can probably lower rates further and German bond yields should continue to fall. If, however, U.S. bond yields were to rise, the likelihood of a reversal in the German bond market would, in our opinion, become significant. We believe that U.S. bond yields have heavily influenced the direction of the German market over the last two years.

From late August to late October, the French market significantly underperformed other European markets as a result of investor disappointment over the French government's budget. Analysts were concerned France would not meet the fiscal criteria for the initial phase of European Monetary Union. The market has rebounded strongly since President Chirac reaffirmed that the priority of his economic policy is to cut government spending.

PERIPHERAL EUROPEAN MARKETS: ITALY, SPAIN, SWEDEN
These markets have been extremely volatile this year and performed poorly in late 1994 and the first quarter of 1995 as a result of movements of the dollar against the DM and yen. The dollar's weakness caused the peripheral European currencies to fall against the mark, putting upward pressure on interest rates in these markets. Since March, the DM has stabilized against the dollar, allowing peripheral currencies to recover and their bond markets to rally. Within these broad trends, Sweden has performed significantly better than the southern European markets. Swedish inflation has remained relatively lower by a consider-able margin, and there has been a sharp drop in the budget deficit this year.

Going forward, we believe these markets offer significant value. We find the underlying fundamentals are improving, while real yields remain high. Although these economies have had severe fiscal problems in recent years, their governments have undertaken to reduce spending, reform entitlement programs and raise taxes where necessary. Monetary policies have been tightened in response to rising inflation rates, which have risen more than the rest of Europe. Moreover, their currencies are still undervalued, as evidenced by strong export growth and expanding trade surpluses. While we believe the economic fundamentals of these markets are a long way from being on par with the core European markets, current valuation levels do not appear to reflect the improvements that have occurred in the last several months.

EMERGING MARKETS
ARGENTINA
Apart from Mexico, Argentina has experienced the most severe and long-term effects from the Mexican peso crisis. GDP is expected to contract by some 1.6% this year and political uncertainties continue to depress the economy. Although the Mexican peso devaluation appears to have ceased influencing the value of the Argentine peso, its effects can still be detected in interest rates. Despite declining inflation in Argentina, interest rates are still one to two percentage points higher than before the Mexican devaluation. They have been kept high by bankers' reluctance to lend to companies adversely affected by the recession and the resultant outflow of deposits triggered by the Mexican devaluation.

While high interest rates severely worsened the recession, which was already in progress prior to the crisis, the Mexican debacle has ultimately led to a turnaround in Argentina's trade account via a collapse in imports and an increase in exports. The resulting US$500 million trade surplus was in large part attributable both to Brazil's newfound enthusiasm for imports, thanks to a stable currency and the ensuing economic boom, as well as competitive pricing and higher primary commodity prices. It is our view that Argentina still has fundamental value though its risk is substantial enough for us to underweight its position in the portfolio.

BRAZIL
Brazil celebrated its first anniversary of stable currency but continued to be plagued by serious issues. Its traditional ebullience was inhibited by concerns over the budget and trade deficit, inflation, a crisis in banking and the slow progress of constitutional reform. On the positive side, the Brazilian economy has been growing at a rapid rate (though there are signs of a slowdown), inflation has plunged from several thousand percent a year to less than 30%, unemployment has fallen to its lowest point in a decade, and foreign investment has surged.

It would appear, however, that despite these major gains, there remains considerable risk that President Cardoso may not be able to pass Social Security and fiscal reforms, thereby leaving the prospects for a low-inflation, high-growth economy at risk. The current level of Brazilian securities, particularly Brady bonds, in our view, seems to have already priced in this risk, minimizing the downside risk. On the other hand, if these reforms are passed within the next few months, we anticipate that Brazilian bonds should rally sharply.

MEXICO
As expected, the Mexican economy has contracted sharply in reaction to the austere monetary and fiscal measures implemented by authorities in the wake of the crisis. Third quarter GDP fell by 9.6% from the same period in 1994, though GDP rose 1% to 2% on a quarter-to-quarter basis. The contraction has been broad based, with construction experiencing by far the largest decline. Mexico continues to suffer from the persistent fragility of the banking system, further exacerbated by the sharp decline in economic activity and the social consequences of high unemployment and declining real wages.

Despite this, the government's policy mix has actually been admirable thus far, highlighted by a remarkable turnaround in the external sector. The balance of trade has benefited most from the reform process, and is estimated to add about 9% to domestic growth this year. In light of the comfortable real premium on domestic interest rates and the significant spread of Mexican Brady bonds over U.S. Treasuries, we would argue that the risk/reward environment is certainly attractive.

POLAND
In June of this year, Poland, another market that had suffered from the events in Mexico, saw its reform process fully rewarded. It became the first Brady bond country to receive an investment grade rating from Moody's. GDP growth has made impressive strides, from -7% in 1990 to close to 6% forecasted for 1995. This was built on both investment (foreign investment flows were particularly strong throughout the first half of the year) and external demand growth. Nonetheless, as the Polish currency, the zloty, continued to appreciate, imports surged and the trade account widened. Although, inflation and high unemployment are still to be dealt with, Poland remains our core eastern European holding.

G.T. GLOBAL STRATEGIC INCOME FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH    G.T. GLOBAL STRATEGIC INCOME FUND     JP MORGAN GLOBAL GOVERNMENT BOND INDEX      SALOMON WORLD GOVERNMENT BOND
03/29/88                                9,525                                      10,000                             10,000
03/31/88                                9,525                                      10,022                             10,027
04/30/88                                9,542                                       9,975                              9,978
05/31/88                                9,525                                       9,869                              9,884
06/30/88                                9,425                                       9,780                              9,669
07/31/88                                9,346                                       9,705                              9,610
08/31/88                                9,279                                       9,635                              9,502
09/30/88                                9,414                                       9,876                              9,748
10/31/88                                9,705                                      10,265                             10,198
11/30/88                                9,713                                      10,354                             10,353
12/31/88                                9,636                                      10,292                             10,248
01/31/89                                9,592                                      10,190                             10,099
02/28/89                                9,416                                      10,174                             10,106
03/31/89                                9,461                                      10,087                              9,965
04/30/89                                9,630                                      10,255                             10,097
05/31/89                                9,755                                      10,143                              9,884
06/30/89                               10,043                                      10,374                             10,082
07/31/89                               10,389                                      10,787                             10,542
08/31/89                               10,134                                      10,469                             10,188
09/30/89                               10,116                                      10,633                             10,380
10/31/89                               10,366                                      10,771                             10,467
11/30/89                               10,440                                      10,867                             10,563
12/31/89                               10,616                                      10,993                             10,692
01/31/90                               10,247                                      10,829                             10,552
02/28/90                               10,172                                      10,713                             10,389
03/31/90                               10,200                                      10,647                             10,286
04/30/90                               10,103                                      10,606                             10,254
05/31/90                               10,190                                      10,945                             10,596
06/30/90                               10,443                                      11,143                             10,790
07/31/90                               10,846                                      11,470                             11,127
08/31/90                               10,629                                      11,381                             11,040
09/30/90                               10,677                                      11,488                             11,163
10/31/90                               11,229                                      11,943                             11,662
11/30/90                               11,429                                      12,152                             11,856
12/31/90                               11,506                                      12,287                             11,973
01/31/91                               11,772                                      12,565                             12,272
02/28/91                               11,721                                      12,576                             12,276
03/31/91                               11,429                                      12,183                             11,831
04/30/91                               11,597                                      12,330                             12,013
05/31/91                               11,545                                      12,341                             11,997
06/30/91                               11,229                                      12,176                             11,872
07/31/91                               11,446                                      12,434                             12,126
08/31/91                               11,683                                      12,692                             12,361
09/30/91                               12,239                                      13,156                             12,845
10/31/91                               12,095                                      13,285                             12,980
11/30/91                               12,239                                      13,502                             13,182
12/31/91                               13,322                                      14,184                             13,868
01/31/92                               13,027                                      13,905                             13,622
02/29/92                               12,856                                      13,865                             13,546
03/31/92                               12,494                                      13,738                             13,403
04/30/92                               12,401                                      13,852                             13,497
05/31/92                               12,864                                      14,245                             13,912
06/30/92                               13,110                                      14,634                             14,301
07/31/92                               13,334                                      14,956                             14,635
08/31/92                               13,686                                      15,354                             15,045
09/30/92                               13,572                                      15,339                             15,195
10/31/92                               13,440                                      14,955                             14,782
11/30/92                               13,237                                      14,691                             14,547
12/31/92                               13,490                                      14,830                             14,634
01/31/93                               13,666                                      15,081                             14,888
02/28/93                               14,210                                      15,324                             15,181
03/31/93                               14,735                                      15,559                             15,414
04/30/93                               15,096                                      15,843                             15,739
05/31/93                               15,435                                      15,944                             15,897
06/30/93                               16,127                                      15,956                             15,863
07/31/93                               16,694                                      15,963                             15,908
08/31/93                               17,293                                      16,436                             16,387
09/30/93                               17,427                                      16,609                             16,581
10/31/93                               18,410                                      16,601                             16,553
11/30/93                               18,357                                      16,480                             16,434
12/31/93                               19,419                                      16,648                             16,574
01/31/94                               19,589                                      16,805                             16,708
02/28/94                               17,588                                      16,621                             16,598
03/31/94                               15,893                                      16,544                             16,575
04/30/94                               15,603                                      16,532                             16,594
05/31/94                               16,129                                      16,395                             16,448
06/30/94                               15,880                                      16,590                             16,685
07/31/94                               16,034                                      16,745                             16,818
08/31/94                               16,280                                      16,702                             16,760
09/30/94                               16,483                                      16,786                             16,881
10/31/94                               16,489                                      17,037                             17,152
11/30/94                               16,292                                      16,822                             16,916
12/31/94                               15,370                                      16,861                             16,963
01/31/95                               15,017                                      17,202                             17,319
02/28/95                               14,986                                      17,645                             17,762
03/31/95                               15,020                                      18,543                             18,817
04/30/95                               15,743                                      18,839                             19,166
05/31/95                               16,424                                      19,365                             19,705
06/30/95                               16,424                                      19,485                             19,821
07/31/95                               16,423                                      19,578                             19,867
08/31/95                               16,439                                      19,034                             19,185
09/30/95                               16,830                                      19,463                             19,613
10/31/95                               16,993                                      19,653                             19,759

THE CHART AT LEFT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
STRATEGIC INCOME FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 69.93% AND AN AVERAGE ANNUAL TOTAL RETURN OF 7.23%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF THE CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------

  CLASS A*         3.06%     8.64%     7.92%    -1.84%     7.59%     7.23%

  CLASS B**        2.48%      N/A      7.08%    -2.26%      N/A      6.55%

  ADVISOR
   CLASS***         N/A       N/A      3.72%      N/A       N/A       N/A

  * The Fund began operations on March 29, 1988.

 ** The Fund began offering Class B shares on October 22, 1992.

*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
EUROPE                                                                          38.2%
LATIN AMERICA                                                                   23.8%
UNITED STATES                                                                   22.2%
ASIA/PACIFIC                                                                     8.1%
AFRICA                                                                           7.7%

          ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
STRATEGIC
INCOME FUND

FINANCIAL
STATEMENTS

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Strategic
Income Fund and Board of Directors of
G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Strategic Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Strategic Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                         Principal         Market        % of Net
Fixed Income Investments                                   Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (88.2%)
  Argentina (4.8%)
    Republic of Argentina:
      Discount Bond, 6.875% due 3/31/23+  ...............   USD            22,500,000   $ 12,684,375         2.3
      Par Bond, 5% due 3/31/23=/= .......................   USD            15,600,000      7,449,000         1.4
      Floating Rate Bond, 6.8125% due 3/31/05+ ..........   USD             7,500,000      4,443,750         0.8
      BOCON Pre 2, 5.83% due 4/1/01[.] + ................   USD             2,150,000      1,751,713         0.3
    Central Bank of Argentina, BONEX, 5.9375% due
     12/28/99+ ..........................................   USD                78,125         73,250          --
  Australia (1.9%)
    Australian Government, 7.5% due 7/15/05 .............   AUD            14,900,000     10,401,748         1.9
  Brazil (4.8%)
    Federal Republic of Brazil:
      Par Z-L Bond, 4.25% due 4/15/24=/= ................   USD            31,000,000     15,035,000         2.8
      C Bond, 4% due 4/15/14 (Effective rate at year end
       is 6.035%, including "payment-in-kind" bonds.)[.]
       =/ = .............................................   USD            14,114,066      7,180,531         1.3
      Debt Conversion Bond Series L, 6.875% due
       4/15/12+ .........................................   USD             6,800,000      3,731,500         0.7
      Earned Interest Bond, 6.8125% due 4/15/06+ ........   USD               400,000        265,000          --
  Bulgaria (3.1%)
    Bulgaria:
      Discount Bond Series A, 6.75% due 7/28/24 -
       EURO+ ............................................   USD            13,000,000      6,548,750         1.2
      Discount Bond Series A, 6.75% due 7/28/24 - 144A+
       {.} ..............................................   USD            10,164,755      5,120,495         0.9
      Past Due Interest Bond (IAB), 6.75% due 7/28/11 -
       144A+ {.} ........................................   USD             8,146,553      3,599,758         0.7
      Discount Bond Series B, 7.25% 7/28/24+ ............   USD             3,000,000      1,518,750         0.3
  Canada (1.8%)
    Canadian Government, 8.75% due 12/1/05 ..............   CAD            12,200,000      9,856,194         1.8
  Costa Rica (1.3%)
    Banco Central de Costa Rica:
      Principal Bond Series A, 6.25% due 5/21/10 ........   USD             6,300,000      3,685,500         0.7
      Interest Bond Series A, 6.76563% due 5/21/05+ .....   USD             3,986,872      3,169,563         0.6
  Denmark (2.0%)
    Kingdom of Denmark, 7% due 12/15/04 .................   DKK            63,600,000     11,042,799         2.0
  Ecuador (3.2%)
    Ecuador:
      Par Bond, 3% due 2/28/25 - 144A=/= {.} ............   USD            17,999,000      5,984,668         1.1
      Discount Bond, 6.8125% due 2/28/25 - EURO+ ........   USD            11,000,000      5,472,500         1.0
      Past Due Interest Bond, 3% due 2/27/15 - 144A
       (Effective yield at year end is 4.27%, including
       "payment-in-kind" bonds.)[.] + {.} ...............   USD             9,989,113      3,321,380         0.6
      Par Bond, 3% due 2/28/25 - EURO=/= ................   USD             5,000,000      1,662,500         0.3
      Earned Interest Bond, 6.75% due 12/21/04 - 144A+
       {.} ..............................................   USD             2,067,975      1,251,125         0.2

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                                                         Principal         Market        % of Net
Fixed Income Investments                                   Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  France (5.3%)
    French Treasury Bond (BTAN), 7% due 10/12/00 ........   FRF            73,900,000   $ 15,366,544         2.8
    France O.A.T., 7.25% due 4/25/06 ....................   FRF            66,250,000     13,450,573         2.5
  Germany (3.7%)
    Deutschland Republic, 6.25% due 1/4/24 ..............   DEM            32,000,000     20,104,313         3.7
  Ireland (1.0%)
    Irish Gilts, 6.25% due 10/18/04 .....................   IEP             3,800,000      5,472,836         1.0
  Italy (7.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 4/1/04 ...................................   ITL        23,090,000,000     12,119,786         2.2
      8.5% due 1/1/04 ...................................   ITL        11,650,000,000      6,138,412         1.1
      9.5% due 1/1/05 ...................................   ITL        10,750,000,000      5,953,062         1.1
      8.5% due 8/1/99 ...................................   ITL        10,000,000,000      5,776,306         1.1
    Republic of Italy:
      5.125% due 7/29/03 ................................   JPY         1,194,000,000     13,273,481         2.4
  Mexico (4.1%)
    United Mexican States:
      Par Bond Series B, 6.25% due 12/31/19+/+  .........   USD            20,900,000     12,317,938         2.3
      Par Bond Series A, 6.25% due 12/31/19+/+ ..........   USD            16,250,000      9,577,344         1.8
  New Zealand (2.0%)
    New Zealand Government:
      6.5% due 2/15/00  .................................   NZD             8,625,000      5,544,377         1.0
      8% due 11/15/06 ...................................   NZD             7,815,000      5,450,752         1.0
  Nigeria (2.3%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20=/= +/+ ....................................   USD            26,000,000     12,171,250         2.2
    Nigeria Promissory Notes, 5.092% due 1/5/10=/= ......   USD             2,000,000        730,000         0.1
  Philippines (2.1%)
    Central Bank of the Philippines, Par Bond Series B,
     5.75% due 12/1/17=/= ...............................   USD            15,600,000     11,446,500         2.1
  Poland (4.2%)
    Poland:
      Past Due Interest Bond, 3.75% due 10/27/14 - 144A=/
       = {.} ............................................   USD            21,990,000     13,908,675         2.5
      Discount Bond, 6.875% due 10/27/24 - EURO+ ........   USD             9,000,000      6,896,250         1.3
      Par Bond, 2.75% due 10/27/24 - 144A=/= {.} ........   USD             4,318,000      1,921,510         0.4
      Par Bond, 2.75% due 10/27/24 - EURO=/= ............   USD                81,000         36,045          --
  Portgual (1.0%)
    Portuguese Government Bond, 11.875% due 2/23/05 .....   PTE           773,000,000      5,393,278         1.0
  South Africa (0.6%)
    Republic of South Africa, 9.625% due 12/15/99 .......   USD             2,880,000      3,067,200         0.6
  Spain (3.8%)
    Kingdom of Spain:
      5.75% due 3/23/02 .................................   JPY         1,325,000,000     15,403,882         2.8
      10% due 2/28/05 ...................................   ESP           676,800,000      5,278,496         1.0
  Sweden (4.0%)
    Swedish Government, 13% due 6/15/01 .................   SEK           124,700,000     22,041,832         4.0
  United Kingdom (2.2%)
    United Kingdom Treasury, 7% due 11/6/01 .............   GBP             8,000,000     12,284,659         2.2

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                                                         Principal         Market        % of Net
Fixed Income Investments                                   Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  United States (17.3%)
    United States Treasury Note:
      6.875% due 3/31/00 ................................   USD            29,000,000   $ 30,169,077         5.5
      7.75% due 11/30/99 ................................   USD            15,000,000     16,035,945         2.9
      6.5% due 8/15/05  .................................   USD             5,400,000      5,583,940         1.0
    United States Treasury Bond, 6.875% due 8/15/25 .....   USD            40,400,000     43,291,145         7.9
  Uruguay (0.2%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due 2/18/21+/+ .....................................   USD             1,370,000        856,250         0.2
  Venezuela (3.6%)
    Republic of Venezuela:
      Par Bond Series A, 6.75% due 3/31/20+/+ ...........   USD            29,000,000     14,989,375         2.7
      Debt Conversion Bond, 6.8125% due 12/18/07+ .......   USD             7,500,000      3,703,125         0.7
      Discount Bond Series B, 6.9375% due 3/31/20+ +/
       + ................................................   USD             2,500,000      1,325,000         0.2
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $471,956,479) ..........................................                                482,329,007
                                                                                        ------------
Sovereign Debt (6.5%)
  Morocco (4.8%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.6875%
     due 1/1/09+ ........................................   USD            43,500,000     25,964,063         4.8
  Russia (1.7%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- ..............................   USD            28,500,000      9,226,163         1.7
                                                                                        ------------
Total Sovereign Debt (cost $40,522,635) .................                                 35,190,226
                                                                                        ------------
Corporate Bonds (0.9%)
  Brazil (0.5%)
    Banco BCN - BCN Leasing, 11% due 6/9/97 - 144A{.} ...   USD             2,500,000      2,462,500         0.5
  Hong Kong (0.1%)
    Pacific Concord Finance Ltd., Convertible Bond, 4.75%
     due 12/10/98 .......................................   USD             1,000,000        795,000         0.1
  India (0.1%)
    Reliance Industries Ltd., 8.125% due 9/27/05 -
     144A{.} ............................................   USD               700,000        705,250         0.1
  Indonesia (0.2%)
    Asia Pulp & Paper International Finance Co., Ltd.,
     11.75% due 10/1/05 .................................   USD               850,000        872,048         0.2
                                                                                        ------------
Total Corporate Bonds (cost $4,767,553) .................                                  4,834,798
                                                                                        ------------
Other Security (0.8%)
  Argentina (0.8%)
    Argentina Local Markets Trust 1994-1 Pre 2, 13.375%
     due 4/15/01 - 144A{.} (cost $5,000,000)  ...........   USD             5,000,000      4,612,500         0.8
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $522,246,667) ......                                526,966,531        96.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                                                         Principal         Market        % of Net
Short-Term Investments                                     Currency       Amount           Value        Assets {d}
---------------------------------------------------------  --------   ---------------   ------------   -------------
Treasury Bills (0.5%)
  Mexico (0.5%)
    Mexican Cetes, effective yield 45.14%, due
     9/26/96 ............................................   MXN            25,600,000   $  2,543,209         0.5
                                                                                        ------------       -----
      (cost $2,852,738)

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
---------------------------------------------------------                               ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield
   of 5.80% collateralized by $14,470,000 U.S. Treasury
   Strips, due 5/15/05 (market value of collateral is
   $8,089,969, including accrued interest). (cost
   $7,902,273)   ........................................                                  7,902,273         1.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $533,001,678) ...................                                537,412,013        98.3
Other Assets and Liabilities ............................                                  9,047,586         1.7
                                                                                        ------------       -----

NET ASSETS ..............................................                               $546,459,599       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $546,459,599.
          + The coupon rate shown on floating rate note represents the rate at period end.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        =/= The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $535,702,133 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  16,996,004
                 Unrealized depreciation:           (15,286,124)
                                                  -------------
                 Net unrealized appreciation:     $   1,709,880
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                Market Value                           Unrealized
                                                                                   (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                                 Dollars)       Price       Date     (Depreciation)
------------------------------------------------------------------------------  ------------  -----------  ---------  -------------
Australian Dollars............................................................    5,899,101       1.32674   01/18/96   $    80,344
Canadian Dollars..............................................................      849,618       1.33990   12/18/95        (1,192)
Danish Kroner.................................................................    5,766,273       5.69380   11/14/95       233,939
Deutsche Marks................................................................   12,097,061       1.45700   11/30/95       429,251
Deutsche Marks................................................................    8,334,580       1.42383   11/30/95       108,468
Deutsche Marks................................................................   16,409,308       1.41600   11/30/95       123,997
Deutsche Marks................................................................      782,751       1.42380   11/30/95        10,171
Deutsche Marks................................................................   11,741,265       1.42704   11/30/95       178,870
Deutsche Marks................................................................    1,067,388       1.39500   11/30/95        (7,881)
Deutsche Marks................................................................    5,457,909       1.39797   11/30/95       (28,618)
Deutsche Marks................................................................    7,628,489       1.39266   01/24/96       (47,469)
Deutsche Marks................................................................    5,066,630       1.38179   01/24/96       (71,633)
French Francs.................................................................      385,274       4.95845   12/04/95         5,186
Irish Punts...................................................................      323,785       0.61637   11/29/95          (695)
Italian Lira..................................................................      538,717   1,608.60000   01/26/96          (851)
Japanese Yen..................................................................      655,646      99.70000   12/18/95       (11,355)
Japanese Yen..................................................................    2,741,883      99.64300   12/18/95       (49,081)
Japanese Yen..................................................................    2,735,968      99.16200   12/18/95       (62,483)
Japanese Yen..................................................................    2,721,179      98.89100   12/18/95       (69,773)
Pounds Sterling...............................................................    4,014,648       0.63788   01/16/96        17,013
Swedish Krona.................................................................      146,879       6.72800   01/05/96         1,330
Swedish Krona.................................................................    2,018,882       6.64000   01/05/96        (8,227)
                                                                                ------------                          -------------
  Total Contracts to Buy (Payable amount $96,553,923).........................   97,383,234                                829,311
                                                                                ------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 17.82%


Contracts to Sell:
Danish Kroner.................................................................    5,766,273       5.51880   11/14/95       (58,510)
Danish Kroner.................................................................   11,713,546       5.54454   11/17/95      (173,003)
Deutsche Marks................................................................    1,231,054       1.47210   11/30/95       (55,862)
Deutsche Marks................................................................   14,395,503       1.47736   11/30/95      (702,158)
Deutsche Marks................................................................   17,320,145       1.47716   11/30/95      (842,580)
Deutsche Marks................................................................    2,264,701       1.40745   11/30/95        (3,460)
French Francs.................................................................   16,275,420       4.90645   12/04/95       (48,891)
French Francs.................................................................    6,602,150       5.08000   12/13/95      (243,882)
French Francs.................................................................    6,249,558       5.07865   12/13/95      (229,257)
French Francs.................................................................      838,044       4.93700   12/13/95        (7,580)
French Francs.................................................................      217,074       4.88700   12/13/95           237
Irish Punts...................................................................    5,698,615       0.63418   11/29/95      (148,103)
Italian Lira..................................................................    2,860,910   1,634.55000   01/11/96       (46,680)
Italian Lira..................................................................    1,138,145   1,609.60000   01/11/96        (1,216)
Italian Lira..................................................................    5,131,731   1,637.27600   01/26/96       (81,910)
Italian Lira..................................................................    5,474,686   1,628.90000   01/26/96       (59,682)
Japanese Yen..................................................................    4,338,111     100.88000   12/18/95        23,507
Japanese Yen..................................................................    5,718,419     102.15850   12/18/95       (40,967)
Japanese Yen..................................................................      739,451      97.21000   12/18/95        32,075
New Zealand Dollars...........................................................    5,365,302       1.54086   11/29/95       (82,523)
Portuguese Escudos............................................................    5,829,365     156.00000   11/20/95      (284,493)
Pounds Sterling...............................................................      220,412       0.63355   01/16/96           564
Spanish Pesetas...............................................................    5,446,641     120.17500   11/07/95        78,635
Swedish Krona.................................................................   10,904,362       7.03330   01/05/96      (567,820)
Swedish Krona.................................................................    3,146,703       6.80770   01/05/96       (65,009)
                                                                                ------------                          -------------
  Total Contracts to Sell (Receivable amount $141,277,753)....................  144,886,321                             (3,608,568)
                                                                                ------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 26.51%
  Total Open Forward Foreign Currency Contracts, Net..........................                                         $(2,779,257)
                                                                                                                      -------------
                                                                                                                      -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $533,001,678)
   (Note 1)...............................................     $537,412,013
  U.S. currency..............................     $    440
  Foreign currencies (cost $554,748).........      555,044          555,484
                                                  --------
  Receivable for securities sold..........................       56,097,535
  Interest receivable.....................................       13,665,276
  Receivable for Fund shares sold.........................          236,106
  Cash held as collateral for securities loaned (Note
   1).....................................................       43,729,013
                                                               ------------
    Total assets..........................................      651,695,427
                                                               ------------
Liabilities:
  Payable for securities purchased........................       56,250,305
  Payable for open forward foreign currency contracts, net
   (Note 1)...............................................        2,779,257
  Payable for Fund shares repurchased.....................        1,410,456
  Payable for service and distribution expenses (Note
   2).....................................................          361,364
  Payable for investment management and administration
   fees (Note 2)..........................................          338,404
  Payable for printing and postage expenses...............          151,751
  Payable for transfer agent fees (Note 2)................           83,499
  Payable for professional fees...........................           33,962
  Payable for registration and filing fees (Note 2).......           31,146
  Payable for custodian fees (Note 1).....................           25,818
  Distribution payable....................................           19,666
  Payable for fund accounting fees (Note 2)...............           11,792
  Payable for Directors' fees and expenses (Note 2).......            5,451
  Other accrued expenses..................................            3,944
  Collateral for securities loaned (Note 1)...............       43,729,013
                                                               ------------
    Total liabilities.....................................      105,235,828
                                                               ------------
Net assets................................................     $546,459,599
                                                               ------------
                                                               ------------
Class A:
Net asset value and redemption price per share
 ($188,164,713 DIVIDED BY 18,225,463 shares
 outstanding).............................................     $      10.32
                                                               ------------
                                                               ------------
Maximum offering price per share
 (100/95.25 of $10.32) *..................................     $      10.83
                                                               ------------
                                                               ------------
Class B:+
Net asset value and offering price per share
 ($357,852,132 DIVIDED BY 34,647,303 shares
 outstanding).............................................     $      10.33
                                                               ------------
                                                               ------------
Advisor Class:
Net asset value, offering price per share, and redemption
 price per share
 ($442,754 DIVIDED BY 42,881 shares outstanding)..........     $      10.33
                                                               ------------
                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)................................     $697,904,342
  Accumulated net investment loss.........................          (68,169)
  Accumulated net realized loss on investments and foreign
   currency transactions..................................     (152,991,131)
  Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies......................       (2,795,778)
  Net unrealized appreciation of investments..............        4,410,335
                                                               ------------
Total -- representing net assets applicable to capital
 shares outstanding.......................................     $546,459,599
                                                               ------------
                                                               ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income (net of foreign withholding tax of
   $181,612)..................................................     $ 65,875,609
                                                                   ------------
    Total investment income...................................       65,875,609
                                                                   ------------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A..................................     $    746,208
    Class B..................................        3,820,587        4,566,795
                                                  ------------
  Investment management and administration fees (Note 2)......        4,293,053
  Transfer agent fees (Note 2)................................        1,218,500
  Custodian fees (Note 1).....................................          318,141
  Printing and postage expenses...............................          289,500
  Fund accounting fees (Note 2)...............................          150,989
  Registration and filing fees................................          123,758
  Audit fees..................................................           64,970
  Legal fees..................................................           36,500
  Directors' fees and expenses (Note 2).......................           20,950
  Insurance expenses..........................................            8,785
                                                                   ------------
    Total expenses before reductions..........................       11,091,941
                                                                   ------------
      Expense reductions (Note 1).............................         (135,405)
                                                                   ------------
    Total net expenses........................................       10,956,536
                                                                   ------------
Net investment income.........................................       54,919,073
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........      (69,013,143)
  Net realized loss on foreign currency
   transactions..............................      (13,662,464)
                                                  ------------
    Net realized loss during the year.........................      (82,675,607)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................       (3,747,114)
  Net change in unrealized appreciation of
   investments...............................       35,939,954
                                                  ------------
    Net unrealized appreciation during the year...............       32,192,840
                                                                   ------------
Net realized and unrealized loss on investments and foreign
 currencies...................................................      (50,482,767)
                                                                   ------------
Net increase in net assets resulting from operations..........     $  4,436,306
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $  54,919,073          $  47,861,136
  Net realized loss on investments and
   foreign currency transactions.............         (82,675,607)           (79,354,248)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................          (3,747,114)                (9,380)
  Net change in unrealized appreciation
   (depreciation) of investments.............          35,939,954            (66,692,413)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           4,436,306            (98,194,905)
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................         (16,844,112)           (21,322,221)
  From net realized gain on investments......                  --             (8,450,873)
  Return of capital..........................            (852,171)            (4,442,690)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................         (27,777,018)           (29,594,068)
  From net realized gain on investments......                  --            (10,411,111)
  Return of capital..........................          (1,405,284)            (5,633,875)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (14,952)                    --
  Return of capital..........................                (756)                    --
                                                  -----------------      -----------------
    Total distributions......................         (46,894,293)           (79,854,838)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         194,343,201            654,688,923
  Decrease from capital shares repurchased...        (339,216,716)          (341,148,524)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (144,873,515)           313,540,399
                                                  -----------------      -----------------
Total increase (decrease) in net assets......        (187,331,502)           135,490,656
Net assets:
  Beginning of year..........................         733,791,101            598,300,445
                                                  -----------------      -----------------
  End of year................................       $ 546,459,599          $ 733,791,101
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS A+
                                          -------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                          -------------------------------------------------------------
                                            1995(E)       1994        1993(E)       1992        1991
                                          -----------  -----------  -----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    10.88   $    13.61   $    11.25   $   10.91   $   11.20
                                          -----------  -----------  -----------  ----------  ----------
Income from investment operations:
  Net investment income.................        0.97         0.79         0.96        0.86        0.84**
  Net realized and unrealized gain
   (loss) on investments................       (0.69)       (2.14)        2.85        0.31       (0.02)
                                          -----------  -----------  -----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        0.28        (1.35)        3.81        1.17        0.82
                                          -----------  -----------  -----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.80)       (0.79)       (0.96)      (0.83)      (0.60)
  From net realized gain on
   investments..........................          --        (0.38)       (0.37)         --       (0.51)
  Return of capital.....................       (0.04)       (0.21)          --          --          --
  From sources other than net investment
   income...............................          --           --        (0.12)         --          --
                                          -----------  -----------  -----------  ----------  ----------
    Total distributions.................       (0.84)       (1.38)       (1.45)      (0.83)      (1.11)
                                          -----------  -----------  -----------  ----------  ----------
Net asset value, end of period..........  $    10.32   $    10.88   $    13.61   $   11.25   $   10.91
                                          -----------  -----------  -----------  ----------  ----------
                                          -----------  -----------  -----------  ----------  ----------
Total investment return (c).............        3.06%      (10.44)%       37.0%       11.1%        7.7%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  188,165   $  275,241   $  287,870   $  83,849   $  55,967
Ratio of net investment income to
 average net assets.....................        9.64%        6.74%         7.2%        7.6%        7.2%**
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.42%        1.40%         1.7%        1.8%        1.9%**
  Without expense reductions............        1.45%          --%*         --%*        --%*        --%*
Ratio of interest expense to average net
 assets.................................         N/A         0.10%         N/A         N/A         N/A
Portfolio turnover rate++++.............         238%         583%         310%        418%        630%

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Annualized.
(b)  Not annualized.
(c)  Total investment return does not include sales charges.
(d) Ratios not meaningful due to short period of operation of Class B shares.
(e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 ** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.01 for the year ended October 31, 1991. Without such reimbursement, the expense ratio would have been 1.92% and the ratio of net investment income to average net asssets would have been 7.16% for the year ended October 31, 1991.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CLASS B++                             ADVISOR
                                          -------------------------------------------------------     CLASS+++
                                                                                                    -------------
                                                       YEAR ENDED                OCTOBER 22, 1992   JUNE 1, 1995
                                                      OCTOBER 31,                       TO               TO
                                          ------------------------------------     OCTOBER 31,       OCTOBER 31,
                                           1995(E)       1994        1993(E)           1992            1995(E)
                                          ---------   ----------   -----------   ----------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  10.88    $  13.60     $  11.24          $11.36          $  10.32
                                          ---------   ----------   -----------      -------         -------------
Income from investment operations:
  Net investment income.................      0.91        0.73         0.89            0.01              0.41
  Net realized and unrealized gain
   (loss) on investments................     (0.69)      (2.14)        2.85           (0.13)            (0.04)
                                          ---------   ----------   -----------      -------         -------------
    Net increase (decrease) from
     investment operations..............      0.22       (1.41)        3.74           (0.12)             0.37
                                          ---------   ----------   -----------      -------         -------------
Distributions to shareholders:
  From net investment income............     (0.73)      (0.72)       (0.89)             --             (0.34)
  From net realized gain on
   investments..........................        --       (0.38)       (0.37)             --                --
  Return of capital.....................     (0.04)      (0.21)          --              --             (0.02)
  From sources other than net investment
   income...............................        --          --        (0.12)             --                --
                                          ---------   ----------   -----------      -------         -------------
    Total distributions.................     (0.77)      (1.31)       (1.38)             --             (0.36)
                                          ---------   ----------   -----------      -------         -------------
Net asset value, end of period..........  $  10.33    $  10.88     $  13.60          $11.24          $  10.33
                                          ---------   ----------   -----------      -------         -------------
                                          ---------   ----------   -----------      -------         -------------
Total investment return (c).............      2.48%     (11.02)%       36.2%           (1.1)%(b)         3.72%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $357,852    $458,550     $310,431          $  533          $    443
Ratio of net investment income to
 average net assets.....................      8.99%       6.09%         6.5%            N/A(d)           9.99%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......      2.07%       2.05%         2.4%            N/A(d)           1.07%(a)
  Without expense reductions............      2.10%         --%*         --%*            --%*            1.10%(a)
Ratio of interest expense to average net
 assets.................................       N/A        0.10%         N/A             N/A               N/A
Portfolio turnover rate++++.............       238%        583%         310%            418%              238%

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Annualized.
(b)  Not annualized.
(c)  Total investment return does not include sales charges.
(d) Ratios not meaningful due to short period of operation of Class B shares.
(e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 ** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.01 for the year ended October 31, 1991. Without such reimbursement, the expense ratio would have been 1.92% and the ratio of net investment income to average net asssets would have been 7.16% for the year ended October 31, 1991.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Strategic Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                       G.T. GLOBAL STRATEGIC INCOME FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the portfolio hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                       G.T. GLOBAL STRATEGIC INCOME FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $39,303,687 were on loan to brokers. The loans were secured by cash collateral of $43,729,013 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended October 31, 1995, the Fund received fees of $135,405 which were used to reduce the Fund's custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $151,873,284, of which $77,456,193 expires in 2002 and $74,417,091 expires in
2003.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currences, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion and

                       G.T. GLOBAL STRATEGIC INCOME FUND
0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $68,458 of such sales charges. Purchases of Class A Shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $88,302 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $2,355,668. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $34,980 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus

                       G.T. GLOBAL STRATEGIC INCOME FUND
$300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $1,084,339,117 and $1,234,939,423, respectively. Purchases and sales of U.S. government obligations by the Fund aggregated $247,139,247 and $184,605,981, respectively.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
CLASS A:                                                                      SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold...............................................................   10,413,395  $ 105,118,727   19,809,908  $ 246,272,141
Shares issued in connection with reinvestment of distributions............    1,180,205     11,913,775    1,971,428     23,827,880
                                                                            -----------  -------------  -----------  -------------
                                                                             11,593,600    117,032,502   21,781,336    270,100,021
Shares repurchased........................................................  (18,672,585)  (187,700,412) (17,632,683)  (210,355,215)
                                                                            -----------  -------------  -----------  -------------
Net increase (decrease)...................................................   (7,078,985) $ (70,667,910)   4,148,653  $  59,744,806
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------


                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
CLASS B:                                                                      SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold...............................................................    5,950,544  $  60,333,373   28,502,079  $ 357,951,389
Shares issued in connection with reinvestment of distributions............    1,633,228     16,496,489    2,229,217     26,637,513
                                                                            -----------  -------------  -----------  -------------
                                                                              7,583,772     76,829,862   30,731,296    384,588,902
Shares repurchased........................................................  (15,079,063)  (151,484,130) (11,406,753)  (130,793,309)
                                                                            -----------  -------------  -----------  -------------
Net increase (decrease)...................................................   (7,495,291) $ (74,654,268)  19,324,543  $ 253,795,593
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                   JUNE 1, 1995
                                                                             (COMMENCEMENT OF SALE OF
                                                                              SHARES) TO OCTOBER 31,
                                                                                       1995
                                                                            --------------------------
ADVISOR CLASS:                                                                SHARES        AMOUNT
--------------------------------------------------------------------------  -----------  -------------
Shares sold...............................................................       44,461  $     465,129
Shares issued in connection with reinvestment of distributions............        1,535         15,708
                                                                            -----------  -------------
                                                                                 45,996        480,837
Shares repurchased........................................................       (3,115)       (32,174)
                                                                            -----------  -------------
Net increase..............................................................       42,881  $     448,663
                                                                            -----------  -------------
                                                                            -----------  -------------

                       G.T. GLOBAL STRATEGIC INCOME FUND

5. WRITTEN OPTIONS:
The Fund's written option contracts activity for the year ended October 31, 1995, was as follows:

                      COVERED CALL AND PUT OPTIONS WRITTEN

                                                           UNDERLYING
                                                             NOMINAL
                                                             AMOUNT        PREMIUMS
                                                          -------------   ----------
Options outstanding at October 31, 1994.................             0    $       0
Options written.........................................    27,250,000      284,000
Options cancelled in closing purchase transactions
 ($52,000 gain realized)................................   (16,000,000)    (192,000)
Options expired prior to exercise.......................   (11,250,000)     (92,000)
Options exercised.......................................             0            0
                                                          -------------   ----------
Options outstanding at October 31, 1995.................             0    $       0
                                                          -------------   ----------
                                                          -------------   ----------

6. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

                       G.T. GLOBAL STRATEGIC INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL STRATEGIC INCOME FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. GLOBAL STRATEGIC INCOME FUND